SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2010

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7500 San Felipe, Suite 675 Houston, Texas 77063
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 31, 2009, Saratoga Resources, Inc. (“Saratoga” or the “Company”), and four of its subsidiaries and affiliates, Harvest Oil & Gas, LLC (“Harvest Oil”), The Harvest Group, LLC (“Harvest Group”), Lobo Operating, Inc. (“Lobo Operating”) and Lobo Resources, Inc. (“Lobo Resources” and together with Saratoga, Harvest Oil, Harvest Group and Lobo Operating, collectively, the “Debtors”) each filed a voluntary petition in the United States Bankruptcy Court for the Western District of Louisiana (the “Bankruptcy Court”) for reorganization relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”).

On April 19, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Third Amended Plan of Reorganization (as Modified as of March 31, 2010) (the “Plan”).

On May 14, 2010 (the “Effective Date”), the Debtors filed a notice of the occurrence of the Effective Date with the Bankruptcy Court and the Plan became effective and was substantially consummated, whereupon the Debtors emerged from chapter 11.  Unless otherwise noted, the events described below occurred on the Effective Date as a result of the consummation of the Plan.

Item 1.01

Entry into Material Definitive Agreement

Revolver Debt

On the Effective Date, the Debtors and Wayzata Investment Partners, LLC (“Wayzata”), as administrative agent for various lenders, entered into a First Amendment to Amended and Restated Credit Agreement (the “Revolver Amendment”).

The Revolver Amendment amends the Amended and Restated Credit Agreement (the “Revolver Credit Agreement”), dated July 14, 2008, between the Debtors and Macquarie Bank Limited (the “Original Lender”).  On February 11, 2010, all rights of the Original Lender under the Revolver Credit Agreement were assigned to Wayzata Opportunity Fund I, LLC and Wayzata Opportunity Fund II, L.P. (together, the “Wayzata Lenders”) and the Original Lender resigned as administrative agent under the Revolver Credit Agreement.

The Revolver Amendment amends the Revolver Credit Agreement to, among other things:

•

Appoint Wayzata as administrative agent on behalf of the Wayzata Lenders;

•

Fix the amount owing under the Revolver Credit Agreement at $18 million, including letter of credit commitments;

•

Fix the amount of letter of credit commitments under the Revolver Credit Agreement at a maximum of $10,159,128;

•

Limit acceptable commodity hedging agreements to 60% of projected monthly production;

•

Fix the applicable interest rate of loans under the Revolver Credit Agreement at prime plus 2%;

•

Eliminate any obligations of the Wayzata Lenders to advance additional amounts under the Revolving Credit Agreement; and

•

Extend the maturity date of the loans under the Revolver Credit Agreement to April 30, 2012.

A copy of the Revolver Amendment is filed as Exhibit 10.1 to this Report.

Term Debt

On the Effective Date, the Debtors and Wayzata Investment Partners, LLC (“Wayzata”), as administrative agent for various lenders, entered into an Amended and Restated Credit Agreement (the “Amended Term Credit Agreement”).

The Amended Term Credit Agreement amends and restates the Credit Agreement (the “Term Credit Agreement”), dated July 14, 2008, between the Debtors and Wayzata.

The Amended Term Credit Agreement amends the Term Credit Agreement to, among other things:

•

Fix the amount owing under the Amended Term Credit Agreement at $127.5 million;

•

Limit acceptable commodity hedging agreements to 60% of projected monthly production;

•

Reduce the interest rate of loans under the Amended Term Credit Agreement to 11.25%;

•

Extend the maturity date of the loans under the Amended Term Credit Agreement to April 30, 2012.

A copy of the Amended Term Credit Agreement is filed as Exhibit 10.2 to this Report.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described in Item 1.01 above, on the Effective Date, the Debtors became obligated for the direct financial obligations owing under the Amended Revolving Credit Agreement and the Amended and Restated Term Credit Agreement.

Item 3.02

Unregistered Sales of Equity Securities

Under the Plan, (1) warrants (the “Warrants”) to purchase up to 2,000,000 shares of common stock were issued to Wayzata and (2) 483,310 shares of newly issued common stock, par value $0.001 per share (“Common Stock”), are being distributed pro rata among the holders of allowed oil lien creditor claims, other secured claims and unsecured claims.

The Warrant are exercisable at $0.01 per share, vest and become exercisable 111,111 shares on the Effective Date and 111,111 shares per month over the following seventeen months unless all amounts payable under the Amended Term Credit Agreement are paid in full, in which case any unvested portion of the warrant on the date of repayment in full will be forfeited, and expire May 14, 2015.

The issuance of the Warrants and the Common Stock pursuant to the Plan is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 1145 of the Bankruptcy Code.

Section 1145(a)(1) of the Bankruptcy Code generally exempts the offer and sale of securities under a plan of reorganization from registration under Section 5 of the Securities Act and state laws if three principal requirements are satisfied:

•

the securities must be offered and sold under a plan of reorganization and must be securities of the debtor, of an affiliate participating in a joint plan of reorganization with the debtor or of a successor to the debtor under the plan of reorganization;

•	the recipients of the securities must hold claims against or interests in the debtor; and

•	the securities must be issued in exchange, or principally in exchange, for the recipient’s claim against or interest in the debtor.

Item 3.03

Material Modification to Rights of Security Holders

On the effectiveness of the Plan, the Company filed a Restated Certificate of Formation, with Amendments, providing that the holders of equity securities will receive no dividends or distributions in respect of their equity holdings unless and until the holders of all allowed claims have been paid in full in cash in accordance with the Plan.

Other than the above referenced amendment to the Company’s Certificate of Formation and subject to the issuance of the Common Stock and the Warrants, as described above, each holder of equity securities of the Company, including common stock, warrants and options, shall retain identical interests in the Company following the Effective Date.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in Item 3.03 above, on the Effective Date of the Plan, the Company adopted a Restated Certification of Formation with Amendments amending the Certificate of Formation in the manner described in Item 3.03.  A copy of the Restated Certificate of Formation, with Amendments, is filed as Exhibit 3.1 to this Report.

Item 7.01

Regulation FD Disclosure.

On May 14, 2010, Saratoga Resources, Inc. issued a press release announcing the effectiveness of the Plan and exit from bankruptcy.  The press release is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(d)

Exhibits

3.1

Restated Certificate of Formation, with Amendments, dated May 14, 2010

10.1

First Amendment to Amended and Restated Credit Agreement, dated May 14, 2010, by and between Saratoga Resources, Inc., and its affiliates, and Wayzata Investment Partners, LLC

10.2

Amended and Restated Credit Agreement, dated May 14, 2010, by and between Saratoga Resources, Inc., and its affiliates, and Wayzata Investments Partners, LLC

10.3

Wayzata Investment Partners, LLC Warrant, dated May 14, 2010

99.1

Press release, dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Dated:  May 17, 2010

By: /s/ Thomas F. Cooke

Thomas F. Cooke

Chief Executive Officer

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